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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Netsol International, Inc. and Subsidiaries
(formerly Mirage Holdings, Inc.)
Calabasas, California

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 26, 2000, with respect to the consolidated financial statements of Netsol International, Inc. and Subsidiaries included in Amendment No. 1 to the Annual Report on Form 10-KSB/A for the year ended June 30, 2000.

                                    /s/ Stonefield Josephson, Inc.
                                    CERTIFIED PUBLIC ACCOUNTANTS

                                    Santa Monica, California
                                    May 7, 2001